UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2020

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	New York Stock Exchange
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on June 15, 2020, Hertz Global Holdings, Inc. (the “Company” or “we”) entered into an open market sale agreement (the “Agreement”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $500.0 million through an agent (the “ATM Program”).

The offering is pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-231878). On June 15, 2020, the Company filed a prospectus supplement (the “Prospectus Supplement”) relating to the ATM Program with the Securities and Exchange Commission (the “Commission”).

The Company was advised orally by the Staff (the “Staff”) of the Commission’s Division of Corporation Finance in the afternoon of June 15, 2020 that the Staff intended to review the Prospectus Supplement. After discussions with the Staff, sales under the ATM Program were promptly suspended pending further understanding of the nature and timing of the Staff’s review. The Company is not currently offering any shares under the ATM Program. The Company’s advisors have been in regular contact with the Commission since the Staff’s initial contact on June 15, 2020.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of the Company and The Hertz Corporation. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in the Company’s and The Hertz Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with the Company’s and The Hertz Corporation’s chapter 11 cases. The Company and The Hertz Corporation undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION (each, a Registrant)

Dated: June 17, 2020	By:	/s/ M. David Galainena
	Name:	M. David Galainena
	Title:	Executive Vice President, General Counsel and Secretary